July 1, 2011

SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control



RE	American
Depositary
Shares
evidenced by
Five 5
American
Depositary
Receipt
representing
One 1 Ordinary
Share of PSP
Swiss Property
AG
 Form F6 File No.
333155916



Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of The
Bank of New York Mellon, as
Depositary for securities
against which American
Depositary Receipts are to be
issued, we attach a copy of the
new prospectus Prospectus
reflecting the removal of the
Par Value.

As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and to
the file number of the
registration statement to which
the Prospectus relates.

Pursuant to Section III B of the
General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR certificate
revised to remove the
reference to Par Value.

Please contact me with any
questions or comments at 212
8152221.


Sandra Bruno
Senior Associate
The Bank of New York Mellon
ADR Division

Encl.

CC Paul Dudek, Esq. Office of
International Corporate Finance





Depositary Receipts
101 Barclay Street, 22nd Floor West, New York 10286